UMB Scout Funds

Tax-Free Money Market Fund
(UMTXX)

Annual Report   June 30, 2000

A no-load mutual fund principally invested in short-term municipal securities, seeking to provide maximum income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity.


TO THE SHAREHOLDERS

In the past year, the financial markets continued to capture the nation's fancy. The major drivers regarding financial asset prices over the last 12 months have been earnings and interest rates, as is typically the case. However, last fall we witnessed a temporary detour from the "norm" as we saw what turned out to be a speculative "bubble" being created when investors purchased anything labeled ".com." While that bubble has not burst, it is fair to say that much of the speculative "froth" has since been eliminated from asset valuation levels.

In an effort to get a handle on the economy, Alan Greenspan conducted a series of six interest rate increases designed to slow the economic environment and ease any upward pressure on inflation rates. We are beginning to see signs that the growth rate in the economy is decreasing. For the time being, it appears that Mr. Greenspan's efforts were successful.

But what about the future? Will the economy continue to slow? And if it does slow, could we slip into a recession? These are very significant questions on many investors' minds. While we do not know what the future holds, history would suggest that the economy is going to slow during the remainder of 2000. Keep in mind that historically, the Federal Reserve, currently headed by Greenspan, has had difficulty "fine tuning" the economy. It has been shown that once the economy starts to slow, keeping it out of a recessionary environment can be difficult. In our minds, recession poses a major potential risk which investors may have to wrestle with during the next 12 months.

Longer term, we continue to look at the investment landscape in a positive sense. Inflation is low, and the economy is growing nicely. As long as these two trends are at work, we believe that financial assets will generate satisfactory returns.

In closing, we at UMB Investment Advisors would like to thank you, our shareholders, for your continued support of the UMB Scout Funds. We fully understand and appreciate the trust you have placed in our hands. We will work hard to maintain that trust.

Respectfully,

/s/William B. Greiner

William B. Greiner
Executive Vice President
Chief Investment Officer
UMB Investment Advisors

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.


TO THE SHAREHOLDERS

The UMB Scout Tax-Free Money Market Fund closed the quarter ended June 30, 2000 at $1.00 per share with a total return of 3.18% for the fiscal year.

The Fund's 7-day yield was 3.96% as of that date. The UMB Scout Tax-Free Money Market Fund principally invests in short-term municipal securities, and seeks to provide maximum investment income exempt from federal income tax consistent with safety and principal liquidity.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Income from the Fund may be subject to the federal alternative minimum tax as well as state and local taxes.

The Federal Open Market Committee (FOMC) has continued its steady march toward higher overnight rates by increasing the Fed Funds rate to 6.50%. Strategists are hotly debating whether we should expect an ongoing series of increases or whether we might be near the "top" in short-term rates. Currently, the tax-free money market yield curve is projecting at least one more increase, with 120-day rates trading 25 basis points above overnight rates.

We have continued to maintain an average maturity of approximately 15 days, hoping to capitalize on the ongoing increases in overnight rates forecasted for most of this year. We have also gradually increased our exposure to securities with floating rate coupons, which should perform well in a rising rate environment. Thus far, this strategy has helped the Fund maintain a slight performance edge over its peers. When we become convinced that overnight rates are likely to start moving downward, we will move into longer, fixed-rate instruments.

We continue to maintain what we believe to be a substantially higher level of credit quality than the average fund by reviewing issuers' creditworthiness on a "stand-alone" basis, without the support of third-party credit enhancement.

This management style should continue to make the Fund an outstanding option for investors in the upper tax brackets who seek solid yields combined with top-tier credit quality.

We appreciate your continued interest in the UMB Scout Tax-Free Money Market Fund and welcome your comments and suggestions.

Sincerely,

/s/J. Eric Kelley
J. Eric Kelley
UMB Investment Advisors

CHART - Fund Diversification
UMB Scout Tax-Free Money Market Fund (UMTXX)

FINANCIAL STATEMENTS                                      JUNE 30, 2000

Statement of Net Assets

         FACE                                                   Market
STATE   AMOUNT     DESCRIPTION                                  Value

Alaska
  $   1,000,000 Valdez, Alaska,
                 Variable Rate Note, due May 1, 2031          $1,000,000
      1,000,000 Valdez, Alaska,
                 Variable Rate Note, due May 1, 2031           1,000,000
Arkansas
        700,000 Pulaski County Arkansas,
                 Variable Rate Note, due December 1, 2001        700,000
        500,000 Pulaski County Arkansas,
                 Variable Rate Note, due August 1, 2022          500,000
Arizona
      1,000,000 Maricopa County Arizona,
                 4.55%, due July 11, 2000                      1,000,000
      1,000,000 Maricopa County Arizona,
                 4.3%, due September 1, 2000                   1,000,000
      1,000,000 Maricopa County Arizona, Series E,
                 4.6%, due July 5, 2000                        1,000,000
      2,000,000 Maricopa County Arizona, Series F,
                 4.75%, due July 6, 2000                       2,000,000
      1,000,000 Salt River Project Arizona,
                 Agricultural Improvement, Series A,
                 Commercial Paper, due August 7, 2000          1,000,000
      1,000,000 Salt River Project Arizona, Commercial Paper,
                 due July 7, 2000                              1,000,000
      1,000,000 Salt River Project Arizona, Commercial Paper,
                 due July 13, 2000                             1,000,000
Florida
        600,000 Dade County Florida, I D A Exempt Facs,
                 Variable Rate Note, due June 1, 2021            600,000
      1,500,000 Jacksonville, Florida,
                 Commercial Paper, due July 13, 2000           1,500,000
      2,500,000 Jacksonville, Florida, Electric Auth.,
                 Series 94A, Commercial Paper,
                  due August 15, 2000                          2,500,000
      2,500,000 Jacksonville, Florida, Pollution Control Rev.,
                 Series 92, Commercial Paper,
                  due August 3, 2000                           2,500,000
      1,500,000 Jacksonville, Florida, Pollution Control Rev.,
                 Series 92, Commercial Paper,
                  due August 8, 2000                           1,500,000
Georgia
      2,000,000 Burke County Georgia Variable Rate Note,
                 Pollution Control Rev., (Georgia Power)
                 Variable Rate Note, due July 1, 2024          2,000,000
      2,000,000 Muni. Electric Auth., Georgia, Series B,
                 Commercial Paper, due July 31, 2000           2,000,000
Illinois
        900,000 Bedford Park, Illinois,
                 Variable Rate Note, due August 1, 2022          900,000
        910,000 Illinois Development Finance Authority,
                 Variable Rate Note, due November 1, 2012        910,000
      1,000,000 Sauget, Illinois, Pollution Control Rev.,
                 Variable Rate Note, due September 1, 2014     1,000,000
        600,000 Sauget, Illinois, Pollution Control Rev.,
                 (Monsonto), Variable Rate Note,
                  due May 1, 2028                                600,000
Indiana
      1,000,000 Sullivan City, Indiana, Pollution Control Rev.,
                 Series 85L1, Commercial Paper,
                  due July 12, 2000                            1,000,000
Kansas
      1,500,000 Burlington, Kansas, Pollution Control Rev.,
                 Series 85 C2, Commercial Paper,
                  due July 11, 2000                            1,500,000
        540,000 Wellington, Kansas,
                 3.4%, due October 15, 2000                      538,438
Maryland
      1,500,000 Baltimore, Maryland,
                 Commercial Paper, due August 1, 2000          1,500,000
Minnesota
      1,500,000 Becker, Minnesota, Pollution Control Rev.,
                 Series 1993-B, Commercial Paper,
                  due August 9, 2000                           1,500,000
Missouri
      1,500,000 Missouri State Environmental Res. Auth,
                 Variable Rate Note, due June 1, 2023          1,500,000
        250,000 Missouri State Health & Educational
                 Facilities Auth.,
                  4.35%, due December 15, 2000                   250,000
      1,000,000 Missouri State Health & Educational
                 Facilities Auth.,
                  Variable Rate Note, due November 1, 2029     1,000,000
      1,000,000 Missouri State Health & Educational
                 Facilities Auth.,
                  Variable Rate Note, due September 1, 2030    1,000,000
      2,000,000 Missouri State Health & Educational
                 Facilities Auth.,
                  Variable Rate Note, due September 1, 2030    2,000,000
      1,300,000 Missouri State Health & Educational
                 Facilities Auth.,
                  Variable Rate Note, due September 1, 2030    1,300,000
      1,500,000 Missouri State Health & Educational
                 Facilities Auth.,
                  Variable Rate Note, due March 1, 2040        1,500,000
Nebraska
      2,000,000 Nebraska Public Power District, Series A,
                 Commercial Paper, due September 5, 2000       2,000,000
      2,250,000 Omaha, Nebraska, Public Power District,
                 Series A, Commercial Paper,
                  due July 7, 2000                             2,250,000
      1,000,000 Omaha, Nebraska, Public Power District,
                 Series A, Commercial Paper,
                 due August 9, 2000                            1,000,000
      2,500,000 Omaha, Nebraska, Public Power District,
                 Series A, Commercial Paper,
                 due August 16, 2000                           2,500,000
New Mexico
      1,250,000 Hurley, New Mexico, Pollution Control Rev.,
                 (Kennecott Santa Fe Project),
                 Variable Rate Note, due December 1, 2015      1,250,000
Ohio
      1,000,000 Columbus, Ohio,
                 Variable Rate Note, due June 1, 2016          1,000,000
Oklahoma
      2,300,000 Garfield County Oklahoma, Industrial Auth.,
                 Pollution Control Rev., Series A,
                 (Oklahoma Gas and Electric Co.),
                 Variable Rate Note, due January 1, 2025       2,300,000
Pennsylvania
      2,650,000 Beaver County Pennsylvania, Industrial
                 Dev. Auth., Pollution Control Rev.,
                 Variable Rate Note, due December 1, 2020      2,650,000
Rhode Island
      2,900,000 Rhode Island State,
                 Variable Rate Note, due June 1, 2018          2,900,000
Tennessee
      1,200,000 Metro Govt. Nashville/Davidson
                 County Tennessee,
                 Variable Rate Note, due October 1, 2030       1,200,000
Texas
      1,100,000 Brazos River Authority Texas,
                 Variable Rate Note, due February 1, 2004      1,100,000
      1,800,000 El Paso, Texas, Water & Sewer, Series A,
                 4.6%, due August 17, 2000                     1,800,000
        600,000 Gulf Coast Texas Waste Disposal (Exxon),
                 Variable Rate Note, due June 1, 2020            600,000
      1,500,000 Harris County Texas, Series C,
                 Commercial Paper, due July 10, 2000           1,500,000
      2,000,000 Harris County Texas, Series D,
                 Commercial Paper, due August 4, 2000          2,000,000
Texas (Continued)
      1,750,000 Harris County Texas Series A, Commercial Paper,
                 4.15%, due July 14, 2000                      1,750,000
      6,000,000 Lower Neches Valley Texas Auth.,
                  Pollution Control Rev.,
                 (River Treatment Industrial Deb. Corp.)
                 Variable Rate Note, due February 1, 2004      6,000,000
      4,500,000 Port of Corpus Christi Texas Auth.,
                 Variable Rate Note, due September 1, 2014     4,500,000
      2,000,000 Texas Public Finance Auth., Series B,
                 Commercial Paper, 4.6%, due July 3, 2000      2,000,000
Utah
      1,000,000 Intermountain Power Agy. UT Series 85F,
                 Commercial Paper, due July 10, 2000           1,000,000
      1,000,000 Intermountain Power Agy. UT Series 85F,
                 Commercial Paper, due July 11, 2000           1,000,000
      1,000,000 Intermountain Power Agy. UT Series 85F,
                 Commercial Paper, due August 4, 2000          1,000,000
      2,000,000 Intermountain Power Agy. UT Series 85F-2,
                 Commercial Paper, due August 8, 2000          2,000,000
      1,550,000 Utah State,
                 Variable Rate Note, due July 1, 2016          1,550,000
Washington
      1,500,000 Seattle Light & Power, Washington,
                 Commercial Paper, due July 25, 2000           1,500,000
      1,500,000 Seattle Light & Power, Washington,
                 Commercial Paper, due August 22, 2000         1,500,000
      3,000,000 Seattle Municipal Light & Power Rev.,
                 Variable Rate Note, due November 1, 2018      3,000,000
      1,000,000 Seattle Municipal Light & Power Rev.,
                 Variable Rate Note, due September 1, 2025     1,000,000
      2,400,000 Washington State,
                 Variable Rate Note, due July 1, 2017          2,400,000
      2,000,000 Washington State,
                 Variable Rate Note, due June 1, 2020          2,000,000
      2,000,000 Washington State, Series B
                 Variable Rate Note, due June 1, 2020          2,000,000
      1,300,000 Washington State Public Power Supply System,
                 Variable Rate Note, due July 1, 2012          1,300,000
      2,000,000 Washington State Public Power Supply System,
                 Variable Rate Note, due July 1, 2012          2,000,000
Wisconsin
      1,400,000 Oak Creek, Wisconsin, Pollution Control Rev.,
                 (Wisconsin Electric Power Co.),
                 Variable Rate Note, due August 1, 2016        1,400,000
      1,600,000 Sheboygan, Wisconsin, Pollution Control Rev.,
                 (Wisconsin Power & Light Co.),
                 Variable Rate Note, due August 1, 2014        1,600,000
      1,500,000 Sheboygan, Wisconsin, Pollution Control Rev.,
                 (Wisconsin Power Co.),
                 Variable Rate Note, due September 1, 2015     1,500,000
      1,800,000 Wisconsin State Series 97B,
                 Commercial Paper, due July 5, 2000            1,800,000
        984,000 Wisconsin State, Series 98B,
                 Commercial Paper, due August 22, 2000           984,000
      2,278,000 Wisconsin State Transportation,
                 Commercial Paper, due August 2, 2000          2,278,000
Wyoming
        500,000 Lincoln County Wyoming,
                 Variable Rate Note, due August 1, 2015          500,000

TOTAL INVESTMENTS (Cost $115,410,438) - 99.6%                115,410,438

Other assets less liabilities - 0.4%                             473,516

TOTAL NET ASSETS - 100.0%
 (equivalent to $1.00 per share; 1,000,000,000 shares
 of $0.01 par value capital shares authorized;
 115,983,792 shares outstanding)                            $115,883,954

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS                                        JUNE 30, 2000

Statements of Assets and Liabilities

ASSETS:
 Investment securities, at market value                     $115,410,438
 Cash                                                             60,219
 Interest receivable                                             413,297
                Total assets                                 115,883,954
NET ASSETS                                                  $115,883,954

NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)                $115,883,954
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                 $115,883,954

Capital shares, $0.01 par value
 Authorized                                                1,000,000,000

 Outstanding                                                 115,983,792

 NET ASSET VALUE PER SHARE                                  $       1.00

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS                             Year Ended June 30, 2000

Statements of Operations

INVESTMENT INCOME:
 Income:
    Interest                                                $ 4,766,944
 Expenses:
 Management fees
657,081
 Government fees
18,503
                                                                675,584

    Net investment income                                     4,091,360
    Net increase in net assets resulting from operations     $4,091,360

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                                     YEAR ENDED       YEAR ENDED
                                                    JUNE 30, 2000    JUNE 30, 1999
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income                              $  4,091,360     $  4,103,317

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                (4,091,360)      (4,103,317)

INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold ($1.00 per share)         200,818,238      249,964,370
 Net asset value of shares issued for reinvestment
   of distributions ($1.00 per share)                    645,321          579,679
                                                     201,463,559      250,544,049
 Cost of shares redeemed ($1.00 per share)          (211,687,138)    (247,504,349)
   Net increase (decrease) in net assets
      from capital share transactions                (10,223,579)       3,039,700
      Net increase (decrease) in net assets          (10,223,579)       3,039,700

NET ASSETS:
 Beginning of year                                   126,107,533      123,067,833
 End of year                                        $115,883,954     $126,107,533

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investments - Valuation of securities is on the basis of amortized cost which approximates market value. Investment transactions are recorded on the trade date. Investment income and dividends to shareholders are recorded daily and dividends are distributed monthly. Realized gains and losses from investment transactions are reported on the amortized cost basis, which is also used for federal income tax purposes.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended June 30, 2000, were as follows:

                         Other than
                      U.S. Government     U.S. Government
                         Securities          Securities
Purchases               $ 629,057,020      $     -
Proceeds from sales       639,552,200            -

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment advisor and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .50 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. SUBSEQUENT ACCOUNTING POLICY CHANGE - The Financial Accounting Standards Board ("FASB") has issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This statement, as amended by SFAS No. 137, requires all derivatives to be recorded on the balance sheet date at fair value and establishes standard accounting methodologies for hedging activities. The standard will result in the recognition of offsetting changes in value or cash flows of both the hedge and the hedged item in net investment income in the same period. The statement is effective for the Fund's fiscal year ending June 30, 2001. Because the Fund does not normally hold derivative instruments, the adoption of this statement is not expected to have a material impact on the financial statements.


FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

                                           2000     1999     1998     1997     1996
Net asset value, beginning of year       $  1.00  $  1.00  $  1.00  $  1.00  $  1.00

 Income from investment operations:
  Net investment income                     0.03     0.03     0.03     0.03     0.03

 Distributions from:
  Net investment income                    (0.03)   (0.03)   (0.03)   (0.03)   (0.03)
Net asset value, end of year             $  1.00  $  1.00  $  1.00  $  1.00  $  1.00

Total return                                   3%       3%       3%       3%       3%


Ratios/Supplemental Data
Net assets, end of year (in millions)    $   116  $   126  $   123  $   162  $   128
Ratio of expenses to average net assets     0.53%    0.52%    0.54%    0.55%    0.52%
Ratio of net investment income
 to average net assets                      3.23%    2.66%    3.21%    3.16%    3.13%


Ratios/Supplemental Data
Net assets, end of year (in millions)    $   303  $   298  $   303  $   238  $   228
Ratio of expenses to average net assets     0.50%    0.51%    0.51%    0.52%    0.51%
Ratio of net investment income to
 average net assets                         5.08%    4.58%    5.03%    4.92%    5.09%

See accompanying Notes to Financial Statements.


INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of UMB Scout Tax-Free Money Market Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of UMB Scout Tax-Free Money Market Fund, Inc., including the statement of net assets, as of June 30, 2000 and the related statement of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 2000, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UMB Scout Tax-Free Money Market Fund, Inc., as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in the first paragraph, in conformity with generally accepted accounting principles.

BAIRD, KURTZ & DOBSON

Kansas City, Missouri
July 28, 2000

This report has been prepared for the information of the Shareholders of UMB Scout Tax-Free Money Market Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB Scout Funds
100% No-Load Mutual Funds
Balanced Fund
Bond Fund
Capital Preservation Fund
Equity Index Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund - Federal Portfolio
Money Market Fund - Prime Portfolio
Regional Fund
Stock Fund
Stock Select Fund
Tax-Free Money Market Fund
Technology Fund
WorldWide Fund
WorldWide Select Fund

*Available in Kansas and Missouri only.

Investment Advisors and Manager
UMB Bank, n.a., Kansas City, Missouri

Auditors
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

Custodian
UMB Bank, n.a., Kansas City, Missouri

Underwriter, Distributor
and Transfer Agent
Jones & Babson, Inc., Kansas City, Missouri

UMB Scout Funds

P.O. Box 219757
Kansas City, MO 64121-9757

Toll Free 800-996-2862

www.umb.com

"UMB," "Scout" and the "Scout" design are registered service marks of UMB Financial Corporation.